--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
                                                     (AS PERMITTED BY RULE 14A-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                                 PRAIRIE FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                          PRAIRIE INSTITUTIONAL FUNDS
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         PRAIRIE INTERMEDIATE BOND FUND
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       PRAIRIE MUNICIPAL BOND FUND, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:_________________________________________________
     (2) Aggregate number of securities to which transaction applies:_________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_________________________________________________________
     (4) Proposed maximum aggregate value of transaction:_____________________
     (5) Total fee paid:______________________________________________________

/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:_______________________________________________
     (2) Form, Schedule or Registration Statement No.:_________________________
     (3) Filing Party:_________________________________________________________
     (4) Date Filed:___________________________________________________________

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          THE PRAIRIE FAMILY OF FUNDS
                                 PRAIRIE FUNDS
                          PRAIRIE INSTITUTIONAL FUNDS
                         PRAIRIE INTERMEDIATE BOND FUND
                       PRAIRIE MUNICIPAL BOND FUND, INC.

Dear Stockholder:

     As you may be aware, First Chicago Corporation ("FCC") has agreed to merge with NBD Bancorp, Inc. ("NBD"). As required by the Investment Company Act of 1940, as amended, consummation of the merger of NBD and FCC will result in the automatic termination of (i) the agreements under which First Chicago Investment Management Company ("FCIMCO") provides investment advisory services to the Prairie Family of Funds and (ii) the sub-investment advisory agreement pertaining to the International Equity Fund of Prairie Funds. In anticipation of the completion of the merger and to provide continuity in investment advisory services to your Prairie Fund, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of a new Investment Advisory Agreement between your Fund and FCIMCO. If you are a stockholder of the International Equity Fund of Prairie Funds, you are also asked to vote on the approval of a new Sub-Investment Advisory Agreement between FCIMCO and ANB Investment Management and Trust Company.



     Your Board has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.


WHAT DO THESE CHANGES MEAN TO YOU?


     Please be assured that no fee increase is proposed in the agreements you are asked to approve. The existing and new advisory agreements and sub-advisory agreements are identical, except for their effective dates. In addition, FCIMCO will continue to be responsible for making investment decisions for your Fund.


YOUR VOTE IS IMPORTANT!


     We urge you to read the enclosed proxy statement and to vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope. If you are a stockholder of more than one Fund, you will receive a proxy card for each of your Funds. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS! If you have any questions, please call Shareholder Communications Corporation ("SCC") which has been retained to assist in the solicitation of proxies at 800-733-8481 extension 483.

                                          Sincerely,

                                          /s/GEORGE O. MARTINEZ
                                          ------------------------
                                          George O. Martinez
                                          Secretary

                          THE PRAIRIE FAMILY OF FUNDS
                             ---------------------


                   NOTICE OF SPECIAL MEETINGS OF STOCKHOLDERS
                             ---------------------


To the Stockholders:

     Special Meetings of Stockholders of each of the Funds in The Prairie Family of Funds listed below (each, a "Fund" and, collectively, the "Funds") will be held at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio, on Tuesday, November 28, 1995 at 2:00 p.m., local time. The Funds are:

                                 Prairie Funds
                            (for each of its Series)

                          Prairie Institutional Funds
                            (for each of its Series)

                         Prairie Intermediate Bond Fund

                       Prairie Municipal Bond Fund, Inc.

     The meetings will be held with respect to each Fund for the following purposes:

          1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company. No fee increase is proposed.

          2. To approve a new Sub-Investment Advisory Agreement between First Chicago Investment Management Company and ANB Investment Management and Trust Company with respect to the International Equity Fund of Prairie Funds only. No fee increase is proposed.

          3. To transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

     Stockholders of record at the close of business on September 15, 1995 will be entitled to receive notice of and to vote at the meeting.


                                            By Order of the Board

                                            /s/GEORGE O. MARTINEZ
                                            -----------------------
                                            George O. Martinez
                                            Secretary
Columbus, Ohio
October 4, 1995



                      WE NEED YOUR PROXY VOTE IMMEDIATELY

A STOCKHOLDER MAY THINK HIS VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF STOCKHOLDERS OF EACH FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM IS REPRESENTED. IN THAT EVENT, THE AFFECTED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND(S) TO HOLD THE MEETING(S) AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

                          THE PRAIRIE FAMILY OF FUNDS
                             ---------------------

                            COMBINED PROXY STATEMENT


                        SPECIAL MEETINGS OF STOCKHOLDERS
                    TO BE HELD ON TUESDAY, NOVEMBER 28, 1995



     This proxy statement is furnished in connection with a solicitation of proxies by the Board of each of Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. (each, an "Investment Company") to be used at the Special Meeting of Stockholders of each Investment Company to be held on Tuesday, November 28, 1995 at 2:00 p.m., local time, at the offices of BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio, for the purposes set forth in the accompanying Notice of Special Meetings of Stockholders. Stockholders of record at the close of business on September 15, 1995 are entitled to be present and to vote at the meeting. Stockholders are entitled to one vote for each share held and fractional votes for each fractional share held. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. If any enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the relevant Investment Company, which must indicate the stockholder's name and account number. To be effective, such revocation must be received prior to the relevant Investment Company's meeting. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions. In addition, any stockholder who attends a meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. See "Voting Information."



     It is estimated that proxy materials will be mailed to stockholders of record on or about October 4, 1995. The principal executive offices of each Investment Company are located at Three First National Plaza, Chicago, Illinois 60670. COPIES OF EACH INVESTMENT COMPANY'S MOST RECENT ANNUAL AND/OR SEMI-ANNUAL REPORTS ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE INVESTMENT COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES OR BY CALLING TOLL-FREE 1-800-224-4800 IN THE CASE OF PRAIRIE FUNDS, PRAIRIE INTERMEDIATE BOND FUND AND PRAIRIE MUNICIPAL BOND FUND, INC., OR 312-732-6400 IN THE CASE OF PRAIRIE INSTITUTIONAL FUNDS.



     Prairie Funds and Prairie Institutional Funds are series funds, which means that each is divided into separate portfolios or series (each such series, together with Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc., being referred to herein as a "Fund" and collectively as the "Funds"). For purposes of this Proxy Statement, each Fund is treated as a separate entity and, thus, its stockholders will vote together -- and not with the stockholders of any other Fund -- on the matters to be considered at the meeting. Thus, if a proposal is approved by the stockholders of one Fund and not approved by the stockholders of any other Fund, the proposal will be implemented for the Fund that approved the proposal. Stockholder votes will be tabulated without regard to classification of shares. Stockholders can vote only on matters affecting the Fund of which they are stockholders. Only stockholders of the International Equity Fund, a series of Prairie Funds, will vote on Proposal 2. As of September 15, 1995, your Fund had outstanding the number of shares indicated on Exhibit A.



     It is essential that stockholders who own shares in more than one Fund complete, date, sign and return EACH proxy card they receive.

PROPOSAL 1.  APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND
             AND FIRST CHICAGO INVESTMENT MANAGEMENT COMPANY


INTRODUCTION

     First Chicago Investment Management Company ("FCIMCO") currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Existing Advisory Agreement"). FCIMCO is a wholly-owned subsidiary of The First National Bank of Chicago, which in turn is a wholly-owned subsidiary of First Chicago Corporation, a registered bank holding company.


     In July 1995, First Chicago Corporation announced its entry into a merger agreement with NBD Bancorp, Inc. ("NBD"), a bank holding company, pursuant to which First Chicago Corporation will merge with and into NBD (the "Merger"), with NBD as the surviving corporation in the Merger and continuing under the name "First Chicago NBD Corporation." The board of directors of each bank holding company has approved the Merger, which will create the seventh largest bank holding company in the United States based on assets. The Merger is expected to be completed on or about November 30, 1995.


     NBD is a publicly owned multibank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. Through its subsidiaries, NBD managed as of June 30, 1995, more than $29 billion in assets, including approximately $6.4 billion in mutual fund assets.


     As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Existing Advisory Agreement provides for its automatic termination upon its "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Advisory Agreement and, consequently, to terminate the Existing Advisory Agreement in accordance with its terms. In anticipation of the consummation of the Merger and to provide continuity in investment advisory services, at a meeting held on September 19, 1995, each Investment Company's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Investment Company, approved and directed that there be submitted to stockholders for approval at this meeting a new investment advisory agreement between such Investment Company and FCIMCO (the "New Advisory Agreement"). EACH NEW ADVISORY AGREEMENT IS IDENTICAL TO THE EXISTING ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE DATE. FOR EACH FUND, THE AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.


     In connection with each Fund's approval of the New Advisory Agreement, the Board considered that the terms of the Merger do not require any change in the Fund's investment objective or policies, FCIMCO's investment management or operation of the Fund, the investment personnel managing the Fund, or the stockholder services or other business activities of the Fund. NBD and First Chicago Corporation have informed each Investment Company's Board that the Merger will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of FCIMCO, or in the manner in which FCIMCO renders investment advisory services to each Fund. If, after the Merger, changes in FCIMCO are proposed that might materially affect its services to a Fund, the relevant Investment Company's Board will consider the effect of those changes and take such action as it deems advisable under the circumstances. See also "Board Consideration" below.

     FCIMCO has informed each Investment Company that it proposes to comply with
Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. FCIMCO, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on any Investment Company as a result of the Merger. First Chicago Corporation, FCIMCO and their affiliates will take no action that would have the effect of imposing an "unfair burden" on any Investment Company as a result of the Merger. First Chicago Corporation has undertaken to pay all costs and expenses incurred by each Investment Company as a result of the Merger, including the costs of the stockholders' meetings.

FCIMCO


     First Chicago Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670, is each Fund's investment adviser and administrator. FCIMCO is a newly-formed, registered investment adviser, which, as of June 30, 1995, provided investment management services to portfolios containing approximately $29.3 billion in assets, $3.1 billion of which was for mutual funds. FCIMCO provides investment advisory services to each Fund under the terms of a separate Existing Advisory Agreement with the relevant Investment Company dated November 18, 1994 with respect to Prairie Funds, January 1, 1995 with respect to Prairie Institutional Funds, and January 17, 1995 with respect to Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund. As to each Fund, the Existing Advisory Agreement was last approved by such Fund's stockholders on the date set forth on Exhibit A.


     The following persons are officers and/or directors of FCIMCO: J. Stephen Baine, Chairman of the Board of Directors, Chief Executive Officer and President; Alan F. Delp, William G. Jurgensen and David J. Vitale, Directors; Terrall J. Janeway, Treasurer, Chief Financial and Accounting Officer and Managing Director; Bradford M. Markham, Secretary and Chief Legal Officer; and Richard A. Davies, Deborah L. Edwards, Marco Hanig, David R. Kling and Stephen
P. Manus, Managing Directors.

EXISTING AND NEW ADVISORY AGREEMENTS

     The Existing and New Advisory Agreements for each Investment Company are identical, except for their effective dates. A copy of the New Advisory Agreement in the form being presented for approval, and as approved by each Investment Company's Board, is set forth as Exhibit B to this Proxy Statement.


     For each Fund, under the terms of the New Advisory Agreement, FCIMCO will continue to manage the Fund's portfolio of investments in accordance with its stated policies, subject to the approval of the Board. FCIMCO will continue to be responsible for making investment decisions for each Fund, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio. For the International Equity Fund, a series of Prairie Funds, FCIMCO engaged ANB Investment Management and Trust Company as sub-investment adviser to provide day-to-day portfolio management subject to FCIMCO's supervision. As a result of the Merger, this arrangement will require stockholder reapproval as described in Proposal 2.

     As compensation for FCIMCO's services, each Fund has agreed to pay FCIMCO a monthly fee as set forth on Exhibit A. In each instance, the rate used to determine fees payable pursuant to the New Advisory Agreement is identical to the rate in the corresponding Existing Advisory Agreement. All fees and expenses are accrued daily and deducted before declaration of dividends to stockholders. For each Fund, the investment advisory fees payable, the amounts by which such fees were reduced pursuant to undertakings by FCIMCO, and the net investment advisory fees paid under its Existing Advisory Agreement for the indicated period are set forth on Exhibit A.

     All expenses incurred in the operation of an Investment Company will continue to be borne by such Investment Company, except to the extent specifically assumed by FCIMCO. The expenses borne by each Investment Company include: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Investment Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. For Prairie Funds and Prairie Institutional Funds, expenses attributable to a particular series are charged against the assets of that series; other expenses of these Investment Companies are allocated among the series on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such series.

     The New Advisory Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the advisory fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to FCIMCO under the New Advisory Agreement, or FCIMCO will bear, such excess expense to the extent required by state law. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     For each Fund, its New Advisory Agreement will continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities and further provided, that in either event its continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New Advisory Agreement by a vote cast in person at a meeting called for the purpose of voting on such approval. For each Fund, its New Advisory Agreement may be terminated without penalty, on 60 days' notice, by the Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, upon not less than 90 days' notice, by FCIMCO. Each New Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, FCIMCO shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

     In considering whether to approve the New Advisory Agreement and to submit it to the stockholders for their approval, each Investment Company's Board considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by FCIMCO under the New Advisory Agreement; and (2) the identical nature of the terms and conditions contained in the New Advisory Agreement as compared to the Existing Advisory Agreement. Additionally, each Investment Company's Board considered the benefits that would be obtained by the Investment Company in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Investment Company as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of FCIMCO and its familiarity with the operations of the Investment Company, and avoid the possibility of disruptive effects on the Investment Company that might otherwise result from a change in the management and operations of the Investment Company.

REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

     Approval of its New Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy (a "Majority Vote"). If the stockholders of a Fund do not approve the New Advisory Agreement, NBD and First Chicago Corporation nevertheless intend to proceed with the Merger and, in such case, the affected Existing Advisory Agreement will terminate automatically. In that event, the Board will take such further action as it may deem to be in the best interests of the Fund's stockholders.


     THE BOARD OF EACH INVESTMENT COMPANY, WHICH IS COMPRISED OF ALL "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


PROPOSAL 2.  APPROVAL OF A NEW SUB-INVESTMENT ADVISORY
             AGREEMENT BETWEEN FIRST CHICAGO INVESTMENT
             MANAGEMENT COMPANY AND ANB INVESTMENT MANAGEMENT
             AND TRUST COMPANY

ONLY THE STOCKHOLDERS OF PRAIRIE FUNDS' INTERNATIONAL EQUITY FUND VOTE ON THIS PROPOSAL.


     FCIMCO serves as investment adviser to Prairie Funds' International Equity Fund under an Existing Advisory Agreement described under Proposal 1. FCIMCO has engaged ANB Investment Management and Trust Company ("ANB-IMC"), located at 1 North LaSalle Street, Chicago, Illinois 60690, to serve as the International Equity Fund's sub-investment adviser under a sub-investment advisory agreement (the "Existing Sub-Advisory Agreement") dated November 18, 1994. The Sub-Advisory Agreement was approved by the International Equity Fund's then sole stockholder on March 3, 1995.



     ANB-IMC, a registered investment adviser formed in 1973, is a wholly-owned subsidiary of American National Bank and Trust Company, which is a wholly-owned subsidiary of First Chicago Corporation. As of June 30, 1995, ANB-IMC managed approximately $17.6 billion in assets, including over $500 million in international equities, primarily for pension funds. The following persons are officers and/or directors of ANB-IMC: Peter J. Kartalia, Neil R. Wright, Stephen
P. Manus, Alan F. Delp, David P. Bolger, Thomas P. Michaels and J. Stephen
Baine.



     The Existing Sub-Advisory Agreement provides, in relevant part, for its automatic termination if the Existing Advisory Agreement in respect of Prairie Funds' International Equity Fund terminates, which will occur if the Merger is consummated. Accordingly, at the Board meeting at which Prairie Funds' New Advisory Agreement was considered, Prairie Funds' Board considered the approval of a sub-investment advisory agreement (the "New Sub-Advisory Agreement") identical to the Existing Sub-Advisory Agreement, except with respect to its effective date. A copy of the New Sub-Advisory Agreement, in the form being presented for approval, and as approved by Prairie Funds' Board, is set forth as Exhibit C to this Proxy Statement.


     The New Sub-Advisory Agreement provides that ANB-IMC, subject to FCIMCO's supervision and approval, will continue to provide investment advisory assistance and the day-to-day management of the International Equity Fund's investments, as well as investment research and statistical information.


     The rate used to determine the fee payable pursuant to the New Sub-Advisory Agreement is identical to the rate in the Existing Sub-Advisory Agreement. Under the terms of the Existing Sub-Advisory Agreement, FCIMCO has agreed to pay ANB-IMC a monthly fee at the annual rate of .40% of the value of the International Equity Fund's average daily net assets. For the period from March 3, 1995 (commencement of operations of the International Equity Fund) through June 30, 1995, $79,377 was payable by FCIMCO to ANB-IMC under the Existing Sub-Advisory Agreement; all of such amount was waived by ANB-IMC pursuant to an undertaking in effect.


REQUIRED VOTE AND BOARD MEMBERS' RECOMMENDATION

     A Majority Vote is required to approve the New Sub-Advisory Agreement. The consequence of failure to obtain the requisite vote is as set forth in Proposal 1.


PRAIRIE FUNDS' BOARD, WHICH IS COMPRISED OF ALL "NON-INTERESTED" BOARD MEMBERS, RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                             ADDITIONAL INFORMATION


     FCIMCO also serves as each Investment Company's administrator pursuant to a separate Administration Agreement. Under the Administration Agreement, FCIMCO generally assists in all aspects of the Investment Companies' operations, other than providing investment advice, subject to the overall authority of the Board in accordance with applicable state law. Under the terms of the relevant Administration Agreement, FCIMCO receives a monthly fee at the annual rate of
 .15% of the value of each Fund's average daily net assets. For each Fund, the administration fee payable, the amount by which such fee was reduced pursuant to an undertaking by FCIMCO, and the net administration fees paid by the Fund under the Administration Agreement for the indicated period are set forth on Exhibit A.



     FCIMCO has engaged Concord Holding Corporation (the "Sub-Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, to assist it in providing certain administrative services for each Investment Company pursuant to a Master Sub-Administration Agreement between FCIMCO and the Sub-Administrator. FCIMCO, from its own funds, pays the Sub-Administrator for the Sub-Administrator's services.


     Concord Financial Group, Inc. (the "Distributor"), located at 125 West 55th Street, New York, New York 10019, serves as principal underwriter and distributor of each Fund's shares. The Distributor, a wholly-owned subsidiary of the Sub-Administrator, was organized to distribute shares of mutual funds to institutional and retail investors.

     On September 26, 1995, the Investment Companies, FCIMCO and ANB-IMC filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without stockholder approval, of the New Advisory Agreements and the New Sub-Advisory Agreement during the interim period commencing on the date of the closing on the Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Fund's stockholders to approve or disapprove the relevant Agreement or 120 days following the closing of the Merger (but in no event later than March 30, 1996) (the "Interim Period").



     As a condition to the requested exemptive relief, each Investment Company has undertaken in the Application that the advisory compensation payable by any Fund during the Interim Period will be maintained in an interest-bearing escrow account and amounts in the account will be paid to FCIMCO only upon approval by the stockholders of the Fund of the New Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that FCIMCO and ANB-IMC will take all appropriate steps so that the scope and quality of their advisory and other services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the New Advisory Agreements and New Sub-Advisory Agreement during the Interim Period, the Investment Companies' Boards will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.


     Although each Investment Company believes that the Commission will grant the exemptive relief requested on the conditions stated above, there is no assurance that the Commission will do so, even if the Proposals are approved by stockholders at the meeting. In such an event, the Investment Company would consider what action would be appropriate to take in light of the Commission's response to the Application.


     Each Investment Company's Board concluded that payment of the investment advisory fee under the New Advisory Agreement during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Existing Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Merger, there was a possibility that some or all of the Funds would not obtain the requisite number of votes to approve the New Advisory Agreement prior to the Merger, and (3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to the Investment Company under the New Advisory Agreement.


                               VOTING INFORMATION

     If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of a Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of a quorum for the transaction of business.

     In the event that a quorum is not present at a meeting, or if a quorum is present but sufficient votes to approve the Proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn a meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to stockholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. A stockholder vote may be taken for a Proposal in this Combined Proxy Statement prior to any adjournment if sufficient votes have been received for approval. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a Proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to a Fund by the presence in person or by proxy of the holders of more than thirty percent (one-third with respect to Prairie Municipal Bond Fund, Inc.) of the Fund's outstanding shares entitled to vote at the meeting. If a proxy is properly executed and returned and is marked with an abstention, the Fund shares represented thereby will be considered to be present at the meeting for the purpose of determining the existence of a quorum for the transaction of business, but will not be voted on any matter as to which the abstention applies. For this reason, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.


     Exhibit A sets forth certain information concerning entities that are known by the respective Fund to be the holders of record of 5% or more of its shares outstanding as of September 15, 1995. To each Fund's knowledge, no stockholder beneficially owned 5% or more of its shares outstanding on such date, except to the extent set forth on Exhibit A. As of such date, no Board member or officer of an Investment Company owned any Fund shares.


                                 OTHER MATTERS

     None of the Investment Companies' Boards is aware of any other matters which may come before the meeting. However, should any such matters with respect to one or more Funds properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.


     First Chicago Corporation will bear the cost of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and First Chicago Corporation may pay persons holding shares of a Fund in their names or those of their nominees for their expenses in sending soliciting materials to their principals. In addition, First Chicago Corporation has retained at its expense Shareholder Communications Corporation to assist in the solicitation of proxies primarily by contacting stockholders by telephone and telegram.


     Unless otherwise required under the 1940 Act, ordinarily it will not be necessary for an Investment Company to hold annual meetings of stockholders. As a result, a Fund's stockholders will not consider each year the election of Board members or the appointment of auditors. However, the Board will call a meeting of stockholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by stockholders. Under the 1940 Act, stockholders of record of not less than two-thirds of an Investment Company's outstanding shares may remove Board members of such Investment Company through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Each Investment Company's Board will call a meeting of stockholders for the purpose of voting upon the question of removal of any Board member when requested in writing to do so by the stockholders of record of not less than 10% of such Investment Company's outstanding shares. Stockholders wishing to submit proposals for inclusion in an Investment Company's proxy statement for a subsequent stockholder meeting should send their written submissions to the Investment Company at Three First National Plaza, Chicago, Illinois 60670, Attention:
Secretary.

                      NOTICE TO BANKS, BROKER/DEALERS AND
                       VOTING TRUSTEES AND THEIR NOMINEES


     Please advise the appropriate Investment Company, in care of Shareholder Communications Corporation, Attention: PRAIRIE FUNDS, 17 State Street, 28th Floor, New York, NY 10004, whether other persons are the beneficial owners of the shares for which proxies are being solicited, and if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.



IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN EACH ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

Dated: October 4, 1995

                                 EXHIBIT INDEX


EXHIBIT A:

                                      PART I                                           PAGE
-----------------------------------------------------------------------------------    ----
Prairie Funds:
   (a) Managed Assets Income Fund..................................................     A-1
   (b) Managed Assets Fund.........................................................     A-3
   (c) Equity Income Fund..........................................................     A-5
   (d) Growth Fund.................................................................     A-6
   (e) Special Opportunities Fund..................................................     A-7
   (f) International Equity Fund...................................................     A-8
   (g) Bond Fund...................................................................     A-9
   (h) International Bond Fund.....................................................    A-10
   (i) Intermediate Municipal Bond Fund............................................    A-11
   (j) U.S. Government Money Market Fund...........................................    A-13
   (k) Money Market Fund...........................................................    A-15
   (l) Municipal Money Market Fund.................................................    A-16
PART II
Prairie Institutional Funds:
   (a) Cash Management Fund........................................................    A-17
   (b) Treasury Prime Cash Management Fund.........................................    A-19
   (c) U.S. Government Securities Cash Management Fund.............................    A-20
PART III
Prairie Intermediate Bond Fund.....................................................    A-22
PART IV
Prairie Municipal Bond Fund, Inc...................................................    A-24



EXHIBIT B:

                               INVESTMENT ADVISORY AGREEMENT
-------------------------------------------------------------------------------------------
  I. Prairie Funds.................................................................     B-1
 II. Prairie Institutional Funds...................................................     B-6
III. Prairie Intermediate Bond Fund................................................    B-10
 IV. Prairie Municipal Bond Fund, Inc..............................................    B-14

EXHIBIT C:

                             SUB-INVESTMENT ADVISORY AGREEMENT
-------------------------------------------------------------------------------------------
    Prairie Funds -- International Equity Fund.....................................     C-1

                                   EXHIBIT A

                                   PART I(a)

     Part I(a) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                           MANAGED ASSETS INCOME FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .65%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $151,959

     - Investment advisory fee reduction for such period resulting from undertaking: $98,329

     - Net investment advisory fee paid to FCIMCO for such period: $53,630

     - Date Existing Advisory Agreement was last approved by stockholders:
       December 9, 1994

- Pertaining to Shares


     - Shares outstanding: 3,701,020.64

      Class A:   3,530,947.154
      Class B:      81,473.484
      Class I:      88,600.000



     - There are no entities known by Managed Assets Income Fund to own 5% or more of its outstanding voting securities as of September 15, 1995



- Pertaining to Administration Arrangements with FCIMCO


     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)** through June 30, 1995:
       $31,807

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $31,807


                            (Continued on next page)

                         (Continued from previous page)
---------------


 * Before January 17, 1995, The First National Bank of Chicago ("FNBC") provided advisory services to First Prairie Diversified Asset Fund (the predecessor fund of the Managed Assets Income Fund) pursuant to an investment advisory agreement (the "Prior Advisory Agreement"). Under the terms of the Prior Advisory Agreement, First Prairie Diversified Asset Fund agreed to pay FNBC a monthly fee at the annual rate of .65% of the value of the fund's average daily net assets. For the fiscal year ended December 31, 1994, no fees were paid by First Prairie Diversified Asset Fund to FNBC pursuant to various undertakings by FNBC.

** Before January 17, 1995, The Dreyfus Corporation ("Dreyfus") provided First
   Prairie Diversified Asset Fund administrative services pursuant to an administration agreement (the "Prior Administration Agreement"). As compensation for Dreyfus' services to First Prairie Diversified Asset Fund, the fund agreed to pay Dreyfus pursuant to the Prior Administration Agreement a fee, computed daily and paid monthly, at an annual rate of .30% of the value of the fund's average daily net assets. For the period January 1, 1994 through December 31, 1994, First Prairie Diversified Asset Fund paid Dreyfus $26,667 pursuant to the Prior Administration Agreement.

                                   EXHIBIT A

                                   PART I(b)

     Part I(b) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                              MANAGED ASSETS FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .65%

     - Investment advisory fee payable to FCIMCO for the period from April 1, 1995 (commencement of operations) through June 30, 1995: $3,264

     - Investment advisory fee reduction for such period resulting from undertaking: $3,264

     - Net investment advisory fee paid to FCIMCO for such period: $0

     - Date Existing Advisory Agreement was last approved by stockholders: March 3, 1995

- Pertaining to Shares


     - Shares outstanding: 526,195.80

      Class A:   429,357.491
      Class B:    61,000.533
      Class I:    35,837.781


     - Entities known by Managed Assets Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      The First National Bank of Chicago As Trustee............         36,322              6.91%
        Otis Associates, Inc. Retirement Fund
        1450 E. American Lane
        Schaumberg, IL 60173
      The First National Bank of Chicago As Trustee............         79,216             15.06%
        Brook Clinic
        Attn: Dr. Gerald M. Stein
        210 W. 22nd St., Ste. 118
        Oak Brook, IL 60521
      The First National Bank of Chicago As Trustee............         80,052             15.22%
        FBO Gottlieb Bros. Profit Sharing
        Gottlieb Bros. Inc.
        55 E. Washington St., Ste. 745
        Chicago, IL 60602


                            (Continued on next page)

                         (Continued from previous page)

                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      The First National Bank of Chicago As Trustee............         60,995             11.60%
        Chempet Employees
        Attn: Mr. Ron Foitl
        2100 Clearwater Dr., Ste. 102
        Oak Brook, IL 60521
      The First National Bank of Chicago As Agent..............         45,985              8.74%
        FBO BMC Inc. Money Purchase Plan
        Attn: Eilene P. Glick, CPA
        3N497 N 17th St.
        St. Charles, IL 80174


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from April 1, 1995 (commencement of operations) through June 30, 1995: $753

     - Administration fee reduction for such period resulting from undertaking:
       $473

     - Net administration fee paid to FCIMCO for such period: $280

                                   EXHIBIT A

                                   PART I(c)

     Part I(c) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                               EQUITY INCOME FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .50%

     - Investment advisory fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $446,985

     - Investment advisory fee reduction for such period resulting from undertaking: $128,985

     - Net investment advisory fee paid to FCIMCO for such period: $318,000

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 27, 1995

- Pertaining to Shares


     - Shares outstanding: 22,317,726.92

      Class A:      159,801.330
      Class B:       25,027.236
      Class I:   22,132,898.358



     - Entities known by Equity Income Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:

                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................       20,293,104           90.93%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690
      Opus & Co................................................        1,226,903            5.50%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $134,096

     - Administration fee reduction for such period resulting from undertaking:
       $0


     - Net administration fee paid to FCIMCO for such period: $134,096

                                   EXHIBIT A

                                   PART I(d)

     Part I(d) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                                  GROWTH FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .65%

     - Investment advisory fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $754,686

     - Investment advisory fee reduction for such period resulting from undertaking: $135,997

     - Net investment advisory fee paid to FCIMCO for such period: $618,689

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 27, 1995

- Pertaining to Shares


     - Shares outstanding: 26,790,287.57

      Class A:      291,400.637
      Class B:       13,056.473
      Class I:   23,863,230.463



     - Entities known by Growth Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:

                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................       21,983,350           82.06%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 27, 1995(commencement of operations) through June 30, 1995: $174,159

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $174,159

                                   EXHIBIT A

                                   PART I(e)

     Part I(e) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                           SPECIAL OPPORTUNITIES FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .70%

     - Investment advisory fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $188,814

     - Investment advisory fee reduction for such period resulting from undertaking: $85,853

     - Net investment advisory fee paid to FCIMCO for such period: $102,961

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 27, 1995

- Pertaining to Shares


     - Shares outstanding: 7,591,244.98



      Class A:      40,823.685
      Class B:         561.422
      Class I:   7,549,859.876



     - Entities known by Special Opportunities Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................        7,283,936            95.9%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $40,460


     - Administration fee reduction for such period resulting from undertaking:
       $0


     - Net administration fee paid to FCIMCO for such period: $40,460

                                   EXHIBIT A

                                   PART I(f)

     Part I(f) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                           INTERNATIONAL EQUITY FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .80%

     - Investment advisory fee payable to FCIMCO for the period from March 3, 1995 (commencement of operations) through June 30, 1995: $158,754

     - Investment advisory fee reduction for such period resulting from undertaking: $65,556

     - Net investment advisory fee paid to FCIMCO for such period: $93,198

     - Date Existing Advisory Agreement was last approved by stockholders: March 3, 1995

- Pertaining to Shares


     - Shares outstanding: 7,935,435.886



      Class A:     193,900.811
      Class B:       5,875.263
      Class I:   7,735,659.812



     - Entities known by International Equity Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................        7,254,146           91.42%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from March 3, 1995 (commencement of operations) through June 30, 1995: $29,244

     - Administration fee reduction for such period: $0

     - Net administration fee paid to FCIMCO for such period: $29,244

                                   EXHIBIT A

                                   PART I(g)

     Part I(g) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                                   BOND FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .55%

     - Investment advisory fee payable to FCIMCO for the period from February 10, 1995 (commencement of operations) through June 30, 1995: $232,953

     - Investment advisory fee reduction for such period resulting from undertaking: $91,286

     - Net investment advisory fee paid to FCIMCO for such period: $141,667

     - Date Existing Advisory Agreement was last approved by stockholders:
       February 10, 1995

- Pertaining to Shares


     - Shares outstanding: 11,208,358.80



      Class A:      133,354.376
      Class B:          381.682
      Class I:   11,074,622.746



     - Entities known by Bond Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................       10,853,499           96.84%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO


     - Administration fee payable to FCIMCO for the period from February 10, 1995 (commencement of operations) through June 30, 1995: $63,533


     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $63,533

                                   EXHIBIT A

                                   PART I(h)

     Part I(h) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                            INTERNATIONAL BOND FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .70%

     - Investment advisory fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $31,239

     - Investment advisory fee reduction for such period resulting from undertaking: $31,239

     - Net investment advisory fee paid to FCIMCO for such period: $0

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 27, 1995

- Pertaining to Shares


     - Shares outstanding: 1,137,312.31



      Class A:      37,009.970
      Class B:         380.602
      Class I:   1,099,921.740



     - Entities known by International Bond Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................        997,627.9           87.72%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 27, 1995 (commencement of operations) through June 30, 1995: $6,695

     - Administration fee reduction for such period resulting from undertaking:
       $4,166

     - Net administration fee paid to FCIMCO for such period: $2,529

                                   EXHIBIT A

                                   PART I(i)

     Part I(i) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                        INTERMEDIATE MUNICIPAL BOND FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $535,647

     - Investment advisory fee reduction for such period resulting from undertaking: $176,647

     - Net investment advisory fee paid to FCIMCO for such period: $359,000

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 17, 1995

- Pertaining to Shares


     - Shares outstanding: 31,565,896.894



      Class A:    1,399,553.091
      Class B:       15,078.163
      Class I:   30,151,265.644



     - Entities known by Intermediate Municipal Bond Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................        6,596,015           20.90%
        American National Bank
        Mutual Fund Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)** through June 30, 1995:
       $182,933

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $182,933


                            (Continued on next page)

                         (Continued from previous page)
---------------


 * Before January 17, 1995, FNBC provided advisory services to the Intermediate Series of First Prairie Municipal Bond Fund, Inc. (the predecessor fund of the Intermediate Municipal Bond Fund) pursuant to an investment advisory agreement (the "Prior Advisory Agreement"). Under the terms of the Prior Advisory Agreement, the Intermediate Series agreed to pay FNBC a monthly fee at the annual rate of .40% of the value of the Intermediate Series' average daily net assets. For the period from March 1, 1994 through January 17, 1995, no fees were paid by the Intermediate Series to FNBC pursuant to various undertakings by FNBC.

** Before January 17, 1995, Dreyfus provided the Intermediate Series of First
   Prairie Municipal Bond Fund, Inc. administrative services pursuant to an administration agreement (the "Prior Administration Agreement"). As compensation for Dreyfus' services to the Intermediate Series, the Intermediate Series agreed to pay Dreyfus pursuant to the Prior Administration Agreement a fee, computed daily and paid monthly, at an annual rate of .20% of the value of the Intermediate Series' average daily net assets. For the period March 1, 1994 through January 17, 1995, the Intermediate Series paid Dreyfus $46,815 pursuant to the Prior Administration Agreement.

                                   EXHIBIT A

                                   PART I(j)

     Part I(j) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                       U.S. GOVERNMENT MONEY MARKET FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $170,479

     - Investment advisory fee reduction for such period resulting from undertaking: $114,831

     - Net investment advisory fee paid to FCIMCO for period: $55,648

     - Date Existing Advisory Agreement was last approved by stockholders:
       December 9, 1994

- Pertaining to Shares

     - Shares outstanding: 50,195,719.91


    - Entities known by U.S. Government Money Market Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:


                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Potomac Corporation......................................        3,558,333           7.09%
        100 W. Willow Rd.
        Wheeling, IL 60090
      The Teachers Academy for Mathematics & Science Chicago...        2,692,972           5.36%
        10 W. 35th St.
        Chicago, IL 60616

- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $53,164

     - Administration fee reduction for such period resulting from undertaking:
       $8,800

     - Net administration fee paid to FCIMCO for such period: $44,364

                            (Continued on next page)

                         (Continued from previous page)

---------------

* From May 1, 1993 to January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to the Government Money Market Series of First Prairie Money Market Fund (the predecessor fund of the U.S. Government Money Market Fund) pursuant to a management agreement (the "Prior Agreement") with the fund and engaged Dreyfus to provide administrative services. Pursuant to the Prior Agreement, the U.S. Government Money Market Series agreed to pay FNBC a fee at the annual rate of .55% of the value of the Government Money Market Series' average daily net assets. For the fiscal year ended December 31, 1994, the fee payable to FNBC was $692,452, which fee was reduced by $29,785 pursuant to an undertaking in effect resulting in a net fee paid of $662,667 in fiscal 1994.

                                   EXHIBIT A

                                   PART I(k)

     Part I(k) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                               MONEY MARKET FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $255,061

     - Investment advisory fee reduction for such period resulting from undertaking: $130,297

     - Net investment advisory fee paid to FCIMCO for such period: $124,764

     - Date Existing Advisory Agreement was last approved by stockholders:
       December 9, 1994

- Pertaining to Shares

     - Shares outstanding: 170,073,645.72


      Class A:   170,041,447.79
      Class B:        32,197.93


     - Entities known by Money Market Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:


                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Central DuPage Health System.............................        9,025,928           5.31%
        27W359 Dewell Rd.
        Winfield, IL 60190

- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $84,763

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $84,763
---------------

* From May 1, 1993 to January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to the Money Market Series of First Prairie Money Market Fund (the predecessor fund of the Money Market Fund) pursuant to a management agreement (the "Prior Agreement") with the fund and engaged Dreyfus to provide administrative services. Pursuant to the Prior Agreement, the Money Market Series agreed to pay FNBC a fee at the annual rate of .55% of the value of the Money Market Series' average daily net assets. For the fiscal year ended December 31, 1994, the fee paid to FNBC was $859,905.

                                   EXHIBIT A

                                   PART I(l)

     Part I(l) sets forth certain information relevant to:

                                 PRAIRIE FUNDS
                          MUNICIPAL MONEY MARKET FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $380,349

     - Investment advisory fee reduction for such period resulting from undertaking: $220,253

     - Net investment advisory fee paid to FCIMCO for such period: $160,096

     - Date Existing Advisory Agreement was last approved by stockholders:
       December 9, 1994

- Pertaining to Shares

     - Shares outstanding: 215,872,425.14

     - Entities known by Municipal Money Market Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:


                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      First National Bank of Chicago...........................       103,951,210          49.15%
        c/o American National Bank
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60602

- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $125,530

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $125,530
---------------

* From May 1, 1993 to January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to First Prairie Municipal Money Market Fund (the predecessor fund of the Municipal Money Market Fund) pursuant to a management agreement (the "Prior Agreement") with the fund and engaged Dreyfus to provide administrative services. Pursuant to the Prior Agreement, First Prairie Municipal Money Market Fund agreed to pay FNBC a management fee at the annual rate of .55% of the value of the fund's average daily net assets. For the fiscal year ended December 31, 1994, the fee payable to FNBC was $1,069,636, which was reduced pursuant to undertakings in effect resulting in a net fee paid of $485,987 in fiscal 1994.

                                   EXHIBIT A

                                   PART II(a)

     Part II(a) sets forth certain information relevant to:

                          PRAIRIE INSTITUTIONAL FUNDS
                              CASH MANAGEMENT FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .20%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $288,042

     - Investment advisory fee reduction for such period resulting from undertaking: $155,055

     - Net investment advisory fee paid to FCIMCO for such period: $132,987

     - Date Existing Advisory Agreement was last approved by stockholders:
       January 17, 1995

- Pertaining to Shares

     - Shares outstanding: 404,888,892.04

       Institutional: 344,481,819.42
       Service: 60,407,072.62

     - Entities known by Cash Management Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:


                                                                                   PERCENTAGE
                                                                                    OF SHARES
                        NAME AND ADDRESS                      NUMBER OF SHARES     OUTSTANDING
      ----------------------------------------------------    ----------------     -----------
      First National Bank of Chicago......................       77,391,203           19.12%
        Cash Management Department
        525 W. Monroe, Ste. 0256 6th Floor
        Chicago, IL 60670
      First National Bank of Chicago......................      106,341,317           26.27%
        Corporate Assets Services
        1 First National Plaza, Ste. 0115
        Chicago, IL 60670
      Eagle & Co..........................................      193,406,359           47.77%
        American National Bank
        Money Market Processing Unit
        1 N. LaSalle St., 7th Floor
        Chicago, IL 60690


                            (Continued on next page)

                         (Continued from previous page)

- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $201,044

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $201,044
---------------

* Before January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to First Prairie Cash Management (the predecessor fund to the Cash Management Fund) pursuant to a management agreement with such fund and engaged Dreyfus to provide administrative services to the fund. As compensation for FNBC's services, First Prairie Cash Management agreed to pay FNBC a monthly management fee at the annual rate of .35% of the value of the fund's average daily net assets. The fees payable to Dreyfus for its services were paid by FNBC. For the period July 1, 1994 through January 16, 1995, the management fee payable by First Prairie Cash Management amounted to $516,337, which amount was reduced by $112,364 pursuant to an undertaking by FNBC, resulting in a net management fee paid by First Prairie Cash Management of $403,973.

                                   EXHIBIT A

                                   PART II(b)

     Part II(b) sets forth certain information relevant to:

                          PRAIRIE INSTITUTIONAL FUNDS
                      TREASURY PRIME CASH MANAGEMENT FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .20%

     - Investment advisory fee payable to FCIMCO for the period from March 22, 1995 (commencement of operations) through June 30, 1995: $10,448

     - Investment advisory fee reduction for such period resulting from undertaking: $10,448

     - Net investment advisory fee paid to FCIMCO for such period: $0

     - Date Existing Advisory Agreement was last approved by stockholders:
       November 16, 1994

- Pertaining to Shares

     - Shares outstanding: 10,520,056.4



      Institutional:   7,525,752.46
      Service:         2,994,303.94


      - Entities known by Treasury Prime Cash Management Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      First National Bank of Chicago...........................        9,574,733          91.02%
        Cash Management Department
        525 W. Monroe, Ste. 0256, 6th Floor
        Chicago, IL 60670
      First National Bank of Chicago...........................          664,186           6.32%
        Corporate Trust Administration
        1 First National Bank Plaza, Ste. 0126
        Chicago, IL 60670



- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from March 22, 1995 (commencement of operations) through June 30, 1995: $7,836

     - Administration fee reduction for such period resulting from undertaking:
       $4,892

     - Net administration fee paid to FCIMCO for such period: $2,944

                                   EXHIBIT A


                                   PART II(c)


     Part II(c) sets forth certain information relevant to:


                          PRAIRIE INSTITUTIONAL FUNDS
                U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .20%


     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $463,654

     - Investment advisory fee reduction for such period resulting from undertaking: $190,948

     - Net investment advisory fee paid to FCIMCO for such period: $272,706


     - Date Existing Advisory Agreement was last approved by stockholders:
       January 17, 1995

- Pertaining to Shares


     - Shares outstanding: 509,164,237.44



      Institutional:   459,024,113.59
      Service:          50,140,123.85



     - Entities known by U.S. Government Securities Cash Management Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      First National Bank of Chicago...........................       271,204,776          53.27%
        Corporate Trust Administration
        1 First National Bank Plaza, Ste. 0126
        Chicago, IL 60670
      First National Bank of Chicago...........................       130,363,273          25.61%
        Corporate Asset Services
        1 First National Bank Plaza, Ste. 0115
        Chicago, IL 60670
      Eagle & Co...............................................        34,547,288           6.79%
        American National Bank
        1 N. LaSalle St., 7th Floor
        Chicago, IL 60690



                            (Continued on next page)

                         (Continued from previous page)


- Pertaining to Administration Arrangements with FCIMCO


     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $328,301

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $328,301


---------------


* Before January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to First Prairie U.S. Treasury Securities Cash Management (the predecessor fund to the U.S. Government Securities Cash Management Fund) pursuant to a management agreement with such fund and engaged Dreyfus to provide administrative services to the fund. As compensation for FNBC's services, First Prairie U.S. Treasury Securities Cash Management agreed to pay FNBC a monthly management fee at the annual rate of .35% of the value of the fund's average daily net assets. The fees payable to Dreyfus for its services were paid by FNBC. For the period June 1, 1994 through January 16, 1995, the management fee payable by First Prairie U.S. Treasury Cash Management amounted to $1,033,583, which amount was reduced by $155,073 pursuant to an undertaking by FNBC, resulting in a net management fee paid by First Prairie U.S. Treasury Cash Management of $878,510.

                                   EXHIBIT A

                                    PART III

     Part III sets forth certain information relevant to:

                         PRAIRIE INTERMEDIATE BOND FUND

- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $237,037

     - Investment advisory fee reduction for such period resulting from undertaking: $103,862

     - Net investment advisory fee paid to FCIMCO for such period: $133,175


     - Date Existing Advisory Agreement was last approved by stockholders:
       August 18, 1992


- Pertaining to Shares


     - Shares outstanding: 22,614,800.464



      Class A:      413,879,322
      Class B:       10,482.375
      Class I:   22,190,438.767



     - Entities known by Prairie Intermediate Bond Fund to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................       18,243,930           80.68%
        American National Bank
        Mutual Funds Processing Unit
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690
      Opus & Co................................................        2,654,529           11.74%
        American National Bank
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)* through June 30, 1995:
       $88,889

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $88,889


                            (Continued on next page)

                         (Continued from previous page)
---------------


* Before January 17, 1995, FNBC provided management services (which included investment advisory and administrative services) to the Fund pursuant to a management agreement and engaged Dreyfus to provide administrative services to the Fund. As compensation for FNBC's services, Prairie Intermediate Bond Fund agreed to pay FNBC a monthly fee at the annual rate of .60% of the value of the Fund's average daily net assets. The fees payable to Dreyfus for its services were paid by FNBC. For the period from February 1, 1994 through January 17, 1995, no fees were paid by the Fund to FNBC pursuant to various undertakings by FNBC.

                                   EXHIBIT A

                                    PART IV

     Part IV sets forth certain information relevant to:


                       PRAIRIE MUNICIPAL BOND FUND, INC.


- Pertaining to Advisory Arrangements with FCIMCO

     - Investment advisory fee annual rate as a percentage of average daily net assets under Existing and New Advisory Agreements: .40%

     - Investment advisory fee payable to FCIMCO for the period from January 17, 1995 (effective date of Existing Advisory Agreement)* through June 30, 1995: $339,924

     - Investment advisory fee reduction for such period resulting from undertaking: $143,359

     - Net investment advisory fee paid to FCIMCO for such period: $196,565

     - Date Existing Advisory Agreement was last approved by stockholders: June 14, 1989

- Pertaining to Shares


     - Shares outstanding: 20,044,808.359



      Class A:      564,190.321
      Class B:        8,363.466
      Class I:   19,472,254.572



     - Entities known by Prairie Municipal Bond Fund, Inc. to own 5% or more of its outstanding voting securities as of September 15, 1995:



                                                                                        PERCENTAGE
                                                                                         OF SHARES
                          NAME AND ADDRESS                         NUMBER OF SHARES     OUTSTANDING
      ---------------------------------------------------------    ----------------     -----------
      Eagle & Co...............................................       18,665,403           93.12%
        American National Bank
        1 N. LaSalle St., Fl. 3
        Chicago, IL 60690


- Pertaining to Administration Arrangements with FCIMCO

     - Administration fee payable to FCIMCO for the period from January 17, 1995 (effective date of Administration Agreement)** through June 30, 1995:
       $121,529

     - Administration fee reduction for such period resulting from undertaking:
       $0

     - Net administration fee paid to FCIMCO for such period: $121,529


                            (Continued on next page)

                         (Continued from previous page)
---------------


 * Before January 17, 1995, FNBC provided advisory services to the Fund pursuant to an investment advisory agreement (the "Prior Advisory Agreement"). Under the terms of the Prior Advisory Agreement, Prairie Municipal Bond Fund, Inc. agreed to pay FNBC a monthly fee at the annual rate of .40% of the value of the Fund's average daily net assets. For the period from March 1, 1994 through January 17, 1995, no fees were paid by the Fund to FNBC pursuant to various undertakings by FNBC.

** Before January 17, 1995, Dreyfus provided the Fund administrative services pursuant to an administration agreement (the "Prior Administration Agreement"). As compensation for Dreyfus' services to the Fund, the Fund agreed to pay Dreyfus pursuant to the Prior Administration Agreement a fee, computed daily and paid monthly, at an annual rate of .20% of the value of the Fund's average daily net assets. For the period March 1, 1994 through January 17, 1995, the Fund paid Dreyfus $25,853 pursuant to the Prior Administration Agreement.

                                  EXHIBIT B-I

                         INVESTMENT ADVISORY AGREEMENT

                                 PRAIRIE FUNDS
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019

                                                                           , 199


First Chicago Investment
  Management Company
Three First National Plaza
Chicago, Illinois 60670


Dear Sirs:

     The above-named investment company (the "Fund") consisting of the series named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

     The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

     In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect. We have discussed and concur in your employing on this basis each sub-investment adviser indicated on Schedule 1 hereto (each, a "Sub-Investment Adviser") for the Series indicated thereon, as such Schedule may be revised from time to time.


     Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.


     You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that neither you nor a Sub-Investment Adviser shall be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you or a Sub-

Investment Adviser against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder (hereinafter "Disabling Conduct") or to which any Sub-Investment Adviser would otherwise be subject by reason of Disabling Conduct.

     In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date of the commencement of the public sale of a Series' shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

     You will bear all expenses in connection with the performance of your services under this Agreement and will pay all fees of each Sub-Investment Adviser in connection with its duties in respect of the relevant Series. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

     As to each Series, if in any fiscal year the aggregate expenses of a Series (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

     In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     Neither you nor any Sub-Investment Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except, in the case of you, for a loss resulting from Disabling Conduct on your part and, in the case of a Sub-Investment Adviser, for a loss resulting from Disabling Conduct on its part. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.

     As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).

     The Fund is agreeing to the provisions of this Agreement that limit a Sub-Investment Adviser's liability and other provisions relating to the Sub-Investment Adviser so as to induce the Sub-Investment Adviser to enter into its Sub-Investment Advisory Agreement with you and to perform its obligations thereunder. Each Sub-Investment Adviser is expressly made a third party beneficiary of this Agreement with rights as respects the Fund to the same extent as if it had been a party hereto.

     The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Prairie" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Prairie" in any form or combination of words.

     This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in such person's capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          PRAIRIE FUNDS

                                          By:
                                             -------------------------------

Accepted:

FIRST CHICAGO INVESTMENT
     MANAGEMENT COMPANY

By:
   -------------------------------

                                   SCHEDULE 1


                                          ANNUAL FEE
                                             AS A
                                          PERCENTAGE
                                          OF AVERAGE
          NAME OF SERIES               DAILY NET ASSETS      REAPPROVAL DATE      REAPPROVAL DAY
-----------------------------------    ----------------     ------------------    --------------
Bond Fund                                     .55%           December 31, 1996    December 31st
Equity Income Fund                            .50%           December 31, 1996    December 31st
Growth Fund                                   .65%           December 31, 1996    December 31st
Intermediate Municipal Bond Fund              .40%           December 31, 1996    December 31st
International Bond Fund                       .70%           December 31, 1996    December 31st
International Equity Fund(1)                  .80%           December 31, 1996    December 31st
Managed Assets Fund                           .65%           December 31, 1996    December 31st
Managed Assets Income Fund                    .65%           December 31, 1996    December 31st
Money Market Fund                             .40%           December 31, 1996    December 31st
Municipal Money Market Fund                   .40%           December 31, 1996    December 31st
Special Opportunities Fund                    .70%           December 31, 1996    December 31st
U.S. Government Money Market Fund             .40%           December 31, 1996    December 31st

---------------

(1) ANB Investment Management and Trust Company is the Series' Sub-Investment Adviser.

                                  EXHIBIT B-II

                         INVESTMENT ADVISORY AGREEMENT

                          PRAIRIE INSTITUTIONAL FUNDS
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019

                                                                           , 199


First Chicago Investment
  Management Company
Three First National Plaza
Chicago, Illinois 60670


Dear Sirs:

     The above-named investment company (the "Fund") consisting of the series, if any, named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

     The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

     In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

     Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

     You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date of the commencement of the public sale of a Series' shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

     You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

     As to each Series, if in any fiscal year the aggregate expenses of a Series (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

     In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.

     As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).

     The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Prairie" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Prairie" in any form or combination of words.

     This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in such person's capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          PRAIRIE INSTITUTIONAL FUNDS

                                          By:
                                             -------------------------------

Accepted:

FIRST CHICAGO INVESTMENT
     MANAGEMENT COMPANY

By:
   -------------------------------

                                   SCHEDULE 1


                                        ANNUAL FEE AS A
                                         PERCENTAGE OF
                                            AVERAGE
            NAME OF SERIES              DAILY NET ASSETS      REAPPROVAL DATE       REAPPROVAL DAY
--------------------------------------  ----------------     ------------------    -----------------
Cash Management Fund..................         .20%          December 31, 1996     December 31st
Municipal Cash Management Fund........         .20%          December 31, 1996     December 31st
Treasury Prime Cash Management Fund...         .20%          December 31, 1996     December 31st
U.S. Government Securities Cash
  Management Fund.....................         .20%          December 31, 1996     December 31st

                                 EXHIBIT B-III

                         INVESTMENT ADVISORY AGREEMENT

                         PRAIRIE INTERMEDIATE BOND FUND
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019

                                                                           , 199

First Chicago Investment
  Management Company
Three First National Plaza
Chicago, Illinois 60670

Dear Sirs:

     The above-named investment company (the "Fund") consisting of the series, if any, named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

     The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

     In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

     Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

     You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date of the commencement of the public sale of a Series' shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

     You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

     As to each Series, if in any fiscal year the aggregate expenses of a Series (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

     In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.

     As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).

     The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Prairie" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Prairie" in any form or combination of words.

     This Agreement has been executed on behalf of the Fund by the undersigned officer of the Fund in such person's capacity as an officer of the Fund. The obligations of this Agreement shall only be binding upon the assets and property of the Fund and shall not be binding upon any Board member, officer or shareholder of the Fund individually.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          PRAIRIE INTERMEDIATE BOND FUND

                                          By:
                                             -------------------------------

Accepted:

FIRST CHICAGO INVESTMENT
     MANAGEMENT COMPANY

By:
   -------------------------------

                                   SCHEDULE 1


                                        ANNUAL FEE AS A
                                         PERCENTAGE OF
                                            AVERAGE
        NAME OF FUND OR SERIES          DAILY NET ASSETS      REAPPROVAL DATE       REAPPROVAL DAY
--------------------------------------  ----------------     ------------------    -----------------
Prairie Intermediate Bond Fund........         .40%          December 31, 1996     December 31st

                                  EXHIBIT B-IV

                         INVESTMENT ADVISORY AGREEMENT

                       PRAIRIE MUNICIPAL BOND FUND, INC.
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019

                                                                           , 199


First Chicago Investment
  Management Company
Three First National Plaza
Chicago, Illinois 60670


Dear Sirs:

     The above-named investment company (the "Fund") consisting of the series, if any, named on Schedule 1 hereto, as such Schedule may be revised from time to time (each, a "Series"), herewith confirms its agreement with you as follows:

     The Fund desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund desires to employ you to act as its investment adviser.

     In this connection it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

     Subject to the supervision and approval of the Fund's Board, you will provide investment management of each Series' portfolio in accordance with such Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will obtain and provide investment research and will supervise each Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of such Series' assets. You will furnish to the Fund such statistical information, with respect to the investments which a Series may hold or contemplate purchasing, as the Fund may reasonably request. The Fund wishes to be informed of important developments materially affecting any Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund from time to time such information as you may believe appropriate for this purpose.

     You shall exercise your best judgment in rendering the services to be provided to the Fund hereunder and the Fund agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by one or more Series, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Fund or a Series or to its security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of services rendered pursuant to this Agreement, the Fund will pay you on the first business day of each month a fee at the rate set forth opposite each Series' name on Schedule 1 hereto. Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date of the commencement of the public sale of a Series' shares to the end of the month during which such sale shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement.

     For the purpose of determining fees payable to you, the value of each Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of the value of each Series' net assets.

     You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.

     As to each Series, if in any fiscal year the aggregate expenses of a Series (including fees pursuant to this Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over such Series, the Fund may deduct from the fees to be paid hereunder, or you will bear, such excess expense to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

     The Fund understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Fund has no objection to your so acting, provided that when the purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by one or more Series or the size of the position obtainable for or disposed of by one or more Series.

     In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee or agent or one under your control or direction even though paid by you.

     As to each Series, this Agreement shall continue until the date set forth opposite such Series' name on Schedule 1 hereto (the "Reapproval Date") and thereafter shall continue automatically for successive annual periods ending on the day of each year set forth opposite the Series' name on Schedule 1 hereto (the "Reapproval Day"), provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of a majority (as defined in the Investment Company Act of 1940, as amended) of such Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Series, this Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of holders of a majority of such Series' shares or, upon not less than 90 days' notice, by you. This Agreement also will terminate automatically, as to the relevant Series, in the event of its assignment (as defined in said Act).

     The Fund recognizes that from time to time your directors, officers and employees may serve as directors, trustees, partners, officers and employees of other corporations, business trusts, partnerships or other entities (including other investment companies) and that such other entities may include the name "Prairie" as part of their name, and that your corporation or its affiliates may enter into investment advisory or other agreements with such other entities. If you cease to act as the Fund's investment adviser, the Fund agrees that, at your request, the Fund will take all necessary action to change the name of the Fund to a name not including "Prairie" in any form or combination of words.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                          Very truly yours,

                                          PRAIRIE MUNICIPAL BOND FUND, INC.

                                          By:
                                             ----------------------------------

Accepted:

FIRST CHICAGO INVESTMENT
     MANAGEMENT COMPANY

By:
   ----------------------------------

                                   SCHEDULE 1


                                          ANNUAL FEE
                                             AS A
                                          PERCENTAGE
                                          OF AVERAGE
      NAME OF FUND OR SERIES           DAILY NET ASSETS      REAPPROVAL DATE      REAPPROVAL DAY
-----------------------------------    ----------------     ------------------    --------------
Prairie Municipal Bond Fund, Inc.             .40%           December 31, 1996    December 31st

                                   EXHIBIT C

                       SUB-INVESTMENT ADVISORY AGREEMENT

                  FIRST CHICAGO INVESTMENT MANAGEMENT COMPANY
                           THREE FIRST NATIONAL PLAZA
                            CHICAGO, ILLINOIS 60670

                                                                           , 199

ANB Investment Management and
  Trust Company
1 North LaSalle Street
Chicago, Illinois 60690

Dear Sirs:

     As you are aware, each series of Prairie Funds (the "Fund") desires to employ its capital by investing and reinvesting the same in investments of the type and in accordance with the limitations specified in its charter documents and in its Prospectus and Statement of Additional Information as from time to time in effect, copies of which have been or will be submitted to you, and in such manner and to such extent as from time to time may be approved by the Fund's Board. The Fund intends to employ First Chicago Investment Management Company (the "Adviser") to act as its investment adviser pursuant to a written agreement (the "Investment Advisory Agreement"), a copy of which has been furnished to you. The Adviser desires to employ you to act as the sub-investment adviser to the International Equity Fund (the "Series"), which is a series of the Fund.

     In this connection, it is understood that from time to time you will employ or associate with yourself such person or persons as you may believe to be particularly fitted to assist you in the performance of this Agreement. Such person or persons may be officers or employees who are employed by both you and the Fund. The compensation of such person or persons shall be paid by you and no obligation may be incurred on the Fund's behalf in any such respect.

     Subject to the supervision and approval of the Adviser, you will provide investment management of the Series' portfolio in accordance with the Series' investment objectives and policies as stated in the Fund's Prospectus and Statement of Additional Information as from time to time in effect. In connection therewith, you will supervise the Series' investments and conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Series' assets. You will furnish to the Adviser or the Fund such statistical information, with respect to the investments which the Series may hold or contemplate purchasing, as the Adviser or the Fund may reasonably request. The Fund and the Adviser wish to be informed of important developments materially affecting the Series' portfolio and shall expect you, on your own initiative, to furnish to the Fund or the Adviser from time to time such information as you may believe appropriate for this purpose.

     You shall exercise your best judgment in rendering the services to be provided hereunder, and the Adviser agrees as an inducement to your undertaking the same that you shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Fund or the Series' shareholders, as the case may be, provided that nothing herein shall be deemed to protect or purport to protect you against any liability to the Adviser, the Fund or the Series' shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     In consideration of services rendered pursuant to this Agreement, the Adviser will pay you, on the first business day of each month, out of the investment advisory fee it receives with respect to the Series and only to the extent thereof, a fee calculated daily and paid monthly at the annual rate of
 .40 of 1% of the Series' average daily net assets, for the preceding month.


     Net asset value shall be computed on such days and at such time or times as described in the Fund's then-current Prospectus and Statement of Additional Information. The fee for the period from the date following the commencement of sales of the Series' shares to the end of the month during which such sales shall have been commenced shall be pro-rated according to the proportion which such period bears to the full monthly period, and upon any termination of this Agreement before the end of any month, the fee for such part of a month shall be pro-rated according to the proportion which such period bears to the full monthly period and shall be payable within 10 business days of the date of termination of this Agreement.


     For the purpose of determining fees payable to you, the value of the Series' net assets shall be computed in the manner specified in the Fund's charter documents for the computation of net asset value.

     You will bear all expenses in connection with the performance of your services under this Agreement. All other expenses to be incurred in the operation of the Fund (other than those borne by the Adviser) will be borne by the Fund, except to the extent specifically assumed by you. The expenses to be borne by the Fund include, without limitation, the following: organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, Securities and Exchange Commission fees and state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Series' existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing, printing and distributing prospectuses and statements of additional information for regulatory purposes and for distribution to existing stockholders, costs of stockholders' reports and meetings, and any extraordinary expenses.


     If in any fiscal year the aggregate expenses of the Fund (including fees with respect to the Series pursuant to the Investment Advisory Agreement, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Adviser may deduct from the fees to be paid hereunder, or you will bear such excess expense on a pro-rata basis with the Adviser, in the proportion that the sub-advisory fee payable to you pursuant to this Agreement bears to the investment advisory fee with respect to the Series payable to the Adviser pursuant to the Investment Advisory Agreement, to the extent required by state law. Your obligation pursuant hereto will be limited to the amount of your fees hereunder. Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.


     The Adviser understands that you now act, and that from time to time hereafter you may act, as investment adviser to one or more other investment companies and fiduciary or other managed accounts, and the Adviser has no objection to your so acting, provided that when purchase or sale of securities of the same issuer is suitable for the investment objectives of two or more companies or accounts managed by you which have available funds for investment, the available securities will be allocated in a manner believed by you to be equitable to each company or account. It is recognized that in some cases this procedure may adversely affect the price paid or received by the Series or the size of the position obtainable for or disposed of by the Series.

     In addition, it is understood that the persons employed by you to assist in the performance of your duties hereunder will not devote their full time to such services and nothing contained herein shall be deemed to limit or restrict your right or the right of any of your affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     You shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, the Fund or the Series' shareholders, as the case may be, in connection with the matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from reckless disregard by you of your obligations and duties under this Agreement. Any person, even though also your officer, director, partner, employee or agent, who may be or become an officer, Board member, employee or agent of the Fund, shall be deemed, when rendering services to the Fund or acting on any business of the Fund, to be rendering such services to or acting solely for the Fund and not as your officer, director, partner, employee, or agent or one under your control or direction even though paid by you.

     This Agreement shall continue until December 31, 1996, and thereafter shall continue automatically for successive annual periods ending on December 31st of each year, provided such continuance is specifically approved at least annually by (i) the Fund's Board or (ii) vote of the holders of a majority (as defined in the Investment Company Act of 1940, as amended) of the Series' outstanding voting securities, provided that in either event its continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable without penalty (i) by the Adviser upon 60 days' notice to you, (ii) by the Fund's Board or by vote of the holders of a majority of the Series' outstanding voting securities upon 60 days' notice to you, or (iii) by you upon not less than 90 days' notice to the Fund and the Adviser. This Agreement also will terminate automatically in the event of its assignment (as defined in said Act). In addition, notwithstanding anything herein to the contrary, if the Investment Advisory Agreement terminates for any reason, this Agreement shall terminate effective upon the date the Investment Advisory Agreement terminates.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                                         Very truly yours,

                                         FIRST CHICAGO INVESTMENT
                                             MANAGEMENT COMPANY

                                          By:
                                             --------------------------------

Accepted:

ANB INVESTMENT MANAGEMENT
  AND TRUST COMPANY

By:
   --------------------------------

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                          PRAIRIE INSTITUTIONAL FUNDS

                              CASH MANAGEMENT FUND

The undersigned stockholder of Prairie Institutional Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                              CASH MANAGEMENT FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1A

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                              CASH MANAGEMENT FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                          PRAIRIE INSTITUTIONAL FUNDS

                U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

The undersigned stockholder of Prairie Institutional Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1A

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                U.S. GOVERNMENT SECURITIES CASH MANAGEMENT FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                       U.S. GOVERNMENT MONEY MARKET FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                       U.S. GOVERNMENT MONEY MARKET FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                       U.S. GOVERNMENT MONEY MARKET FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                        INTERMEDIATE MUNICIPAL BOND FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                        INTERMEDIATE MUNICIPAL BOND FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                        INTERMEDIATE MUNICIPAL BOND FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                            INTERNATIONAL BOND FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                            INTERNATIONAL BOND FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                            INTERNATIONAL BOND FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                                   BOND FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                                   BOND FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                                   BOND FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                           MANAGED ASSETS INCOME FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                           MANAGED ASSETS INCOME FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                           MANAGED ASSETS INCOME FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                              MANAGED ASSETS FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                               MANAGED ASSETS FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                              MANAGED ASSETS FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                              EQUITY INCOME FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                              EQUITY INCOME FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                               EQUITY INCOME FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                                 GROWTH FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                                 GROWTH FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                                  GROWTH FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                           SPECIAL OPPORTUNITIES FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                           SPECIAL OPPORTUNITIES FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                           SPECIAL OPPORTUNITIES FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                               MONEY MARKET FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                               MONEY MARKET FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1B

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                               MONEY MARKET FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                         MUNICIPAL MONEY MARKET FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                         MUNICIPAL MONEY MARKET FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR10

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                         MUNICIPAL MONEY MARKET FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                       PRAIRIE MUNICIPAL BOND FUND, INC.


The undersigned stockholder of Prairie Municipal Bond Fund, Inc. hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                       PRAIRIE MUNICIPAL BOND FUND, INC.

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR2

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                       PRAIRIE MUNICIPAL BOND FUND, INC.

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                                 PRAIRIE FUNDS

                           INTERNATIONAL EQUITY FUND

The undersigned stockholder of Prairie Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                           INTERNATIONAL EQUITY FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR3

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                           INTERNATIONAL EQUITY FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. To approve a new Sub-Investment Advisory Agreement between First Chicago Investment Company and ANB Investment Management and Trust Company.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858


                         PRAIRIE INTERMEDIATE BOND FUND

The undersigned stockholder of Prairie Intermediate Bond Fund hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                         PRAIRIE INTERMEDIATE BOND FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR4

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                         PRAIRIE INTERMEDIATE BOND FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

THE PRAIRIE FAMILY OF FUNDS
PROXY
POST OFFICE BOX 9156
FARMINGDALE, NY 11735-9858

                          PRAIRIE INSTITUTIONAL FUNDS

                     TREASURY PRIME CASH MANAGEMENT FUND

The undersigned stockholder of Prairie Institutional Funds hereby appoints George O. Martinez, Dana A. Gentile and Curtis W. Barnes and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of

                     TREASURY PRIME CASH MANAGEMENT FUND

standing in the name of the undersigned at the close of business on September 15, 1995 at a Special Meeting of Stockholders to be held at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio, commencing at 2:00 p.m. on Tuesday, November 28, 1995, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.
THIS PROXY IS SOLICITED BY THE FUND'S BOARD AND WILL BE VOTED "FOR" THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS /X/

PR1A

KEEP THIS PORTION FOR YOUR RECORDS.
--------------------------------------------------------------------------------
DETACH AND RETURN THIS PORTION ONLY.

                     TREASURY PRIME CASH MANAGEMENT FUND

/   VOTE ON PROPOSAL  /

FOR   AGAINST   ABSTAIN
/ /     / /       / /

1. To approve a new Investment Advisory Agreement between the Fund and First Chicago Investment Management Company.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

-------------------------     -------------------------     --------------------
SIGNATURE                     SIGNATURE (JOINT OWNERS)      DATE

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.